SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 15, 1997


                      CIRCUIT CITY CREDIT CARD MASTER TRUST
             (Exact name of registrant as specified in its charter)



       United States                  0-26172              58-1897792
     (State or other               (Commission            (IRS Employer
       jurisdiction                  File No.)          Identification No.)
     of incorporation)


    1800 Parkway Place, Marietta, Georgia                     30067
    (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code: 770-423-7900



Item 5.       Other Events.

              The registrant distributed the Certificateholders Statement for the month of December 1996 to the Series 1994-2 Certificateholders on January 15, 1997.

              The registrant distributed the Certificateholders Statement for the month of December 1996 to the Series 1995-1 Certificateholders on January 15, 1997.

              The registrant distributed the Certificateholders Statement for the month of December 1996 to the Series 1996-1 Certificateholders on January 15, 1997.

Item 7(c).    Exhibits.

              The following is filed as an exhibit to this report under Exhibit 28:

      99.1 Series 1994-2 Certificateholders Statement for the month of December 1996.

      99.2 Series 1995-1 Certificateholders Statement for the month of December 1996.

      99.3 Series 1996-1 Certificateholders Statement for the month of December 1996.




                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CIRCUIT CITY CREDIT CARD
                                             MASTER TRUST

                                       By:  FIRST NORTH AMERICAN
                                            NATIONAL BANK, as
                                            Transferor and Servicer


                                       By:
                                            Michael T. Chalifoux
                                            Chairman of the Board and President


Date: January 15, 1997




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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST








                                INDEX TO EXHIBITS



Exhibit
Number                            Exhibit


       99.1 Series 1994-2 Certificateholders Statement for the month of December 1996.


       99.2 Series 1995-1 Certificateholders Statement for the month of December 1996.


       99.3 Series 1996-1 Certificateholders Statement for the month of December 1996.